================================================================================





















                     Washington Real Estate Investment Trust

                            Supplemental Information
                                 March 31, 2002



























Contact:                                                    6110 Executive Blvd
Sara Grootwassink                                                     Suite 800
Managing Director, Finance and Capital Markets              Rockville, MD 20852
Direct Dial:  (301) 255-0820                                     (301) 984-9400
E-mail:  sgrootwassink@writ.com                              (301) 984-9610 fax


===============================================================================

                     Washington Real Estate Investment Trust
                            Supplemental Information
                                Table of Contents
                                 March 31, 2002

===============================================================================
                         Schedule                                      Page
===============================================================================

About the Trust                                                          1

Total Return Chart                                                       2

Consolidated Statements of Operations                                    3

Consolidated Balance Sheet                                               4

Funds From Operations and Funds Available for Distribution               5

Long-Term Debt Analysis                                                  6

Capital Analysis                                                         7

Core Portfolio Operating Income (NOI) Growth & Rental Rate
Growth                                                                   8

WRIT vs. REIT Industry FFO Per Share Growth Over Last 5
Quarters (Chart)                                                         9

WRIT vs. REIT Industry Core Portfolio NOI Growth Over Last
5 Quarters (Chart)                                                      10

Schedule of Properties                                               11 & 12

Commercial Leasing Summary                                              13

10 Largest Tenants - Based on Annualized Rent                           14

Lease Expirations as of March 31, 2002                                  15

Acquisition Summary as of March 31, 2002                                16

                     Washington Real Estate Investment Trust
                                 About the Trust
================================================================================

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 57 properties consisting of 10 retail centers, 23 office properties, 15 industrial and 9 multifamily properties.

WRIT has achieved 36 consecutive years of increased earnings per share and 29 consecutive years of FFO per share growth. WRIT's dividends have increased every year for 31 consecutive years. During these 31 years, WRIT's dividends have increased 36 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

            WRIT vs. Morgan Stanley REIT Index, Russell 2000 Index &
                  Wilshire REIT Index 12,24,36,48, and 60 Month
                   Total Returns for the period ended 3/31/02


                                         Russell       Wilshire
                            RMS          2000          REIT
                WRIT        Index        Index         Index
                ----        -----        -----         -----

12 Month        65.09%      22.93%       -15.23%       16.90%
24 Month        63.49%      26.54%        16.49%       12.73%
36 Month        65.60%       0.82%        -2.36%        6.36%
48 Month        69.49%      18.43%        38.80%
60 Month       101.21%      58.11%        45.99%

                     Washington Real Estate Investment Trust
                      Consolidated Statement of Operations
                      (In thousands, except per share data)
================================================================================

                                                                       Three Months Ended
 OPERATING RESULTS                              03/31/02       12/31/01     09/30/01     06/30/01     03/31/01
---------------------------------------------   --------       --------     --------     --------     --------
Real estate rental revenue                      $ 38,022       $ 37,755     $ 37,510     $ 37,055     $ 34,961
Real estate expenses                             (10,525)       (10,460)     (10,896)     (10,812)     (10,086)
                                                --------       --------     --------     --------     --------
                                                  27,497         27,295       26,614       26,243       24,875
Real estate depreciation and amortization         (6,950)        (7,017)      (6,777)      (6,657)      (6,190)
                                                --------       --------     --------     --------     --------
Income from real estate                           20,547         20,278       19,837       19,586       18,685

Other income                                         148            435          302          750          199
Interest expense                                  (6,883)        (6,893)      (6,731)      (6,771)      (6,676)
General and administrative                        (1,240)        (1,356)      (1,139)      (1,416)      (1,665)
                                                --------       --------     --------     --------     --------
Income from continuing operations                 12,572         12,464       12,269       12,149       10,543

Income (loss) from discontinued
  operations                                         (82)           (58)         259          245          185
Gain on sale of real estate                        3,838            --         4,296          --           --
                                                --------       --------     --------     --------     --------
Net Income                                      $ 16,328       $ 12,406     $ 16,824     $ 12,394     $ 10,728
                                                ========       ========     ========     ========     ========


Per Share Data
--------------

Income from continuing operations   (Diluted)   $   0.32       $   0.32     $   0.32     $   0.32     $   0.29

Net Income                          (Diluted)   $   0.42       $   0.32     $   0.43     $   0.33     $   0.30

Fully diluted weighted average shares
  outstanding                                 39,185,576     39,056,824   38,795,143   38,071,916   36,163,873


Percentage of Revenues:
Real estate expenses                               27.7%          27.7%        29.0%        29.2%        28.8%
General and administrative                          3.3%           3.6%         3.0%         3.8%         4.8%

Ratios:

EBITDA / Interest Expense                           3.8x           3.8x         3.8x         3.7x         3.5x
Income from continuing operations /
  Total revenue                                    33.1%          33.0%        32.7%        32.8%        30.2%
Fixed Charge Coverage                               3.7x           3.7x         3.7x         3.6x         3.4x


                     Washington Real Estate Investment Trust
                           Consolidated Balance Sheet
                                 (In thousands)
================================================================================

                                                    March 31,   December 31,   September 30,   June 30,    March 31,
                                                      2002          2001           2001          2001         2001
                                                   ---------    ------------   -------------  ---------    ---------
Assets
  Land                                             $ 152,835     $ 151,782      $ 148,977     $ 149,199    $ 143,719
  Building                                           625,374       622,804        597,881       599,752      558,438
                                                   ---------     ---------      ---------     ---------    ---------
    Total real estate, at cost                       778,209       774,586        746,858       748,951      702,157
  Accumulated depreciation                          (126,788)     (122,625)      (116,463)     (112,757)    (106,626)
                                                   ---------     ---------      ---------     ---------    ---------
    Total investment in real estate, net             651,421       651,961        630,395       636,194      595,531
  Cash and cash equivalents                           30,509        26,441         32,953        22,445        5,075
  Rents and other receivables
   net of allowance for doubtful accounts             11,088        10,523         10,705        11,982        9,555
  Prepaid expenses and other assets                   18,248        19,010         20,748        17,764       19,617
                                                   ---------     ---------      ---------     ---------    ---------
    Total Assets                                   $ 711,266     $ 707,935      $ 694,801     $ 688,385    $ 629,778
                                                   =========     =========      =========     =========    =========

Liabilities
  Accounts payable and other liabilities           $  11,564     $  13,239      $  11,776     $  14,660    $  10,818
  Advance rents                                        2,953         3,604          2,791         3,256        1,839
  Tenant security deposits                             6,184         6,148          6,071         6,108        5,526
  Mortgage notes payable                              94,445        94,726         85,641        85,851       86,057
  Notes payable                                      265,000       265,000        265,000       265,000      265,000
                                                   ---------     ---------      ---------     ---------    ---------
    Total Liabilities                                380,146       382,717        371,279       374,875      369,240
                                                   ---------     ---------      ---------     ---------    ---------
Minority interest                                      1,658         1,611          1,594         1,584        1,571
                                                   ---------     ---------      ---------     ---------    ---------
Shareholders' Equity
  Shares of beneficial interest, $.01 par value;
   100,000 shares authorized                       $     390     $     388      $     387     $     383    $     358
  Additional paid-in capital                         325,741       323,257        321,079       315,051      261,767
  Retained earnings (deficit)                          3,331           (38)           462        (3,508)      (3,158)
                                                   ---------     ---------      ---------     ---------    ---------
    Total Shareholders' Equity                       329,462       323,607        321,928       311,926      258,967
                                                   ---------     ---------      ---------     ---------    ---------
    Total Liabilities and Shareholders' Equity     $ 711,266     $ 707,935      $ 694,801     $ 688,385    $ 629,778
                                                   ---------     ---------      ---------     ---------    ---------
    Total Debt / Total Market Capitalization          0.24:1        0.27:1         0.28:1        0.28:1       0.30:1
                                                   =========     =========      =========     =========    =========

                     Washington Real Estate Investment Trust
           Funds From Operations and Funds Available for Distribution
                      (In thousands, except per share data)
================================================================================

                                                   March 31,    December 31,   September 30,        June 30,       March 31,
                                                      2002           2001           2001             2001            2001
                                                   ---------    ------------   -------------       ---------       ---------
Funds From Operations
  Net Income                                         $16,328         $12,406         $16,824         $12,394         $10,728
  Gain on Sale of Real Estate                         (3,838)           --            (4,296)           --              --
  Divestiture Sharing Distribution                      --              --               (22)           (515)           --
  Real estate depreciation and amortization            6,961           7,041           6,800           6,680           6,214
                                                     -------         -------         -------         -------         -------
    Funds From Operations (FFO)                       19,451          19,447          19,306          18,559          16,942
                                                     -------         -------         -------         -------         -------

FFO per share - basic                                $  0.50         $  0.50         $  0.50         $  0.49         $  0.47
FFO per share - fully diluted                        $  0.50         $  0.50         $  0.50         $  0.49         $  0.47

Funds Available for Distribution
  Tenant Improvements                                 (1,015)           (578)           (820)           (851)           (938)
  Recurring Capital Improvements                      (2,430)         (3,140)         (1,643)         (2,112)         (2,151)
  Leasing Commissions Capitalized                       (283)           (306)           (182)           (223)           (290)
  Major Renovations, Expansions & Development         (2,163)         (1,877)           (237)            (74)            (98)
  S/L Rent, Net                                         (539)           (550)           (526)           (642)           (635)

  Non RE Depreciation & Amortization                     515             449             430             453             457
  Divestiture Sharing Distribution                      --              --                22             515            --
                                                     -------         -------         -------         -------         -------
    Funds Available for Distribution (FAD)           $13,536         $13,445         $16,350         $15,625         $13,287
                                                     =======         =======         =======         =======         =======

FAD per share - basic/1/                             $  0.35         $  0.35         $  0.43         $  0.41         $  0.37
FAD per share - fully diluted                        $  0.35         $  0.34         $  0.42         $  0.41         $  0.37

Average shares - basic                            38,898,988      38,748,217      38,460,018      37,667,843      35,777,563
Average shares - fully diluted                    39,185,576      39,056,824      38,795,143      38,071,916      36,163,873

/1/ Comparing Q1 2002 to Q1 2001, the 5.4% decline in FAD per share is primarily attributable to a $2.2 million increase in Major Renovations, Expansions and Development in Q1 2002. This $2.2 million includes renovation projects at two office buildings: 1901 Pennsylvania Avenue, N.W. - a complete facade renovation and 51 Monroe Street, Rockville, MD - a lobby renovation and at Westminster Shopping Center, Westminster, MD for renovation and re-tenanting. Project completion is expected in Q2 2002.

                     Washington Real Estate Investment Trust
                             Long-Term Debt Analysis
                    (In thousands, except per share amounts)
===============================================================================

                                                    March 31,   December 31,   September 30,   June 30,    March 31,
                                                      2002          2001           2001          2001         2001
                                                    ---------   ------------   -------------  ---------    ---------
Balances Outstanding

  Secured
    Conventional fixed rate                          $ 94,445     $ 94,726        $ 85,641     $ 85,851    $ 86,057
                                                     --------     --------        --------     --------    --------
      Secured total                                    94,445       94,726          85,641       85,851      86,057
                                                     --------     --------        --------     --------    --------

  Unsecured
    Fixed rate bonds and notes                        265,000      265,000         265,000      265,000     265,000
    Credit facility **                                     -            -               -            -           -
                                                     --------     --------        --------     --------    --------
      Unsecured total                                 265,000      265,000         265,000      265,000     265,000
                                                     --------     --------        --------     --------    --------
      Total                                          $359,445     $359,726        $350,641     $350,851    $351,057
                                                     ========     ========        ========     ========    ========

Average Interest Rates
  Secured
    Conventional fixed rate                              7.4%         7.4%            7.5%         7.5%        7.5%
                                                     --------     --------        --------     --------    --------
      Secured total                                      7.4%         7.4%            7.5%         7.5%        7.5%
                                                     --------     --------        --------     --------    --------
  Unsecured
    Fixed rate bonds                                     7.4%         7.4%            7.4%         7.4%        7.4%
    Credit facilities **                                 0.0%         0.0%            0.0%         0.0%        0.0%
                                                     --------     --------        --------     --------    --------
      Unsecured total                                    7.4%         7.4%            7.4%         7.4%        7.4%
                                                     --------     --------        --------     --------    --------
      Average                                            7.4%         7.4%            7.4%         7.4%        7.4%
                                                     ========     ========        ========     ========    ========


Maturity Schedule

                                        Future Maturities of Debt
                                    ---------------------------------                               Average
      Year                          Secured Debt       Unsecured Debt         Total Debt         Interest Rate
                                    ------------       --------------         ----------         -------------
      2002                            $   875             $    -               $    875               7.8%
      2003                              7,639               50,000               57,639               7.3%
      2004                              1,110               55,000               56,110               7.8%
      2005                             26,645                  -                 26,645               7.7%
      2006                                331               50,000               50,331               7.2%
      2007                              7,845                  -                  7,845               6.8%
      2008                                -                 60,000               60,000               6.7%
      2009                             50,000                  -                 50,000               7.1%
      2010                                -                    -                    -
      2011                                -                    -                    -
   Thereafter                             -                 50,000               50,000               7.3%
                                      -------             --------             --------               ---
Total maturities                      $94,445             $265,000             $359,445               7.3%
                                      =======             ========             ========               ===

Weighted average maturity = 7.31 years


** The only draw on WRIT's credit facilities was $43 million outstanding for eight days in the second quarter of 2001.

                     Washington Real Estate Investment Trust
                                Capital Analysis
                    (In thousands, except per share amounts)
================================================================================


                                                 March 31,   December 31,    September 30,       June 30,       March 31,
                                                   2002          2001             2001             2001           2001
                                                ----------   ------------    -------------       --------       ---------
Market Data

  Shares Outstanding                                38,988        38,829           38,693          38,329         35,781
  Market Price per Share                        $    28.75    $    24.89       $    23.72      $    23.64     $    23.34
  Equity Market Capitalization                  $1,120,905    $  966,454       $  917,798      $  906,098     $  835,129

  Total Debt                                    $  359,445    $  359,726       $  350,641      $  350,851     $  351,057
  Total Market Capitalization                   $1,480,350    $1,326,180       $1,268,439      $1,256,949     $1,186,186

  Total Debt to Market Capitalization               0.24:1        0.27:1           0.28:1          0.28:1         0.30:1
                                                ==========    ==========       ==========      ==========     ==========


  Earnings to Fixed Charges                           3.7x          3.7x             3.7x            3.6x           3.4x
  Debt Service Coverage Ratio                         3.7x          3.7x             3.7x            3.6x           3.4x

Dividend Data

  Common Dividend per Share                     $   0.3325    $   0.3325       $   0.3325      $   0.3325     $   0.3125
  Payout Ratio (FFO per share basis)                 67.0%         66.0%            66.0%           68.0%          67.0%
  Payout Ratio (FAD per share basis)                 95.0%         98.0%            79.0%           81.0%          84.0%


                    Washington Real Estate Investment Trust
       Core Portfolio Operating Income (NOI) Growth & Rental Rate Growth
                              Q1 2002 vs. Q1 2001
================================================================================


Cash Basis

                                                NOI    Rental Rate
                   Sector                     Growth     Growth
           -----------------------------      ------   -----------
           Multifamily                          5.6%      7.4%
           Office Buildings             (1)    -0.2%      7.5%
           Retail Centers               (2)    19.6%      8.4%
           Industrial / Flex Properties         5.8%      5.1%

           Overall Core Portfolio               4.7%      7.2%



GAAP Basis

                                                NOI    Rental Rate
                   Sector                     Growth     Growth
           -----------------------------      ------   -----------
           Multifamily                          5.5%      7.4%
           Office Buildings             (1)    -1.3%      6.6%
           Retail Centers               (2)    18.6%      7.9%
           Industrial / Flex Properties         4.3%      2.8%

           Overall Core Portfolio               3.7%      6.4%






(1) NOI and Rental Rate Growth Q1 2002 vs. Q1 2001 excluding the 156,000 square feet of vacant space at 7900 Westpark Drive: 6.0% and 7.5% - Cash Basis and 6.0% and 6.6% - GAAP basis .

(2) NOI Growth Q1 2002 vs. Q1 2001 excluding $400,000 lease termination fee received in Q1 2002 from TGI Friday's at Chevy Chase Metro Plaza: 8.5% - Cash Basis and 7.8% - GAAP Basis. TGI Friday's terminated their 9,700 square foot lease in Q1.

                      WRIT vs. REIT INDUSTRY FFO PER SHARE
                         GROWTH OVER THE LAST 5 QUARTERS


                                   WRIT   REIT Industry*
                        Q1 2001    11.9%        6.9%
                        Q2 2001    11.4%        5.7%
                        Q3 2001     8.7%        5.1%
                        Q4 2001     4.2%        4.2%
                        Q1 2002     6.4%
                        Average     8.5%        5.5%



          * REIT industry data for Q1 2001-Q1 2002 is actual FFO per share growth per Credit Suisse First Boston Equity REIT Research. Q1 2002 industry data is not yet available and, therefore, the industry average is the average over Q1 2001-Q4 2001.

                     WRIT vs. REIT INDUSTRY CORE PORTFOLIO
                      NOI GROWTH OVER THE LAST 5 QUARTERS




                                   WRIT   REIT Industry*
                        Q1 2001    8.7%        6.1%
                        Q2 2001    8.2%        5.9%
                        Q3 2001    6.5%        4.3%
                        Q4 2001    2.8%        2.7%
                        Q1 2002    3.7%
                        Average    6.0%        4.8%



          * REIT Industry Same Store NOI growth data is per Salomon Smith Barney Equity REIT Research. Q1 2002 industry data is not yet available and, therefore, the industry average is the average over Q1 2001-Q4 2001.

                    Washington Real Estate Investment Trust
                             Schedule of Properties
                                 March 31, 2002

                                                                YEAR          YEAR         NET RENTABLE*
           PROPERTIES                         LOCATION        ACQUIRED     CONSTRUCTED      SQUARE FEET
----------------------------------------- -----------------   --------     -----------     -------------
Office Buildings
----------------
1901 Pennsylvania Avenue                  Washington, DC        1977          1960              97,000
51 Monroe Street                          Rockville, MD         1979          1975             210,000
7700 Leesburg Pike                        Falls Church, VA      1990          1976             145,000
515 King Street                           Alexandria, VA        1992          1966              78,000
The Lexington Building                    Rockville, MD         1993          1970              47,000
The Saratoga Building                     Rockville, MD         1993          1977              59,000
Brandywine Center                         Rockville, MD         1993          1969              35,000
Tycon Plaza II                            Vienna, VA            1994          1981             131,000
Tycon Plaza III                           Vienna, VA            1994          1978             152,000
6110 Executive Boulevard                  Rockville, MD         1995          1971             199,000
1220 19th Street                          Washington, DC        1995          1976             104,000
Maryland Trade Center I                   Greenbelt, MD         1996          1981             191,000
Maryland Trade Center II                  Greenbelt, MD         1996          1984             159,000
1600 Wilson Boulevard                     Arlington, VA         1997          1973             167,000
7900 Westpark Drive                       McLean, VA            1997     1972/1986/1999/1/     527,000
8230 Boone Boulevard                      Vienna, VA            1998          1981              58,000
Woodburn Medical Park I                   Annandale, VA         1998          1984              71,000
Woodburn Medical Park II                  Annandale, VA         1998          1988              96,000
600 Jefferson Plaza                       Rockville, MD         1999          1985             115,000
1700 Research Boulevard                   Rockville, MD         1999          1982             103,000
Parklawn Plaza                            Rockville, MD         1999          1986              40,000
Wayne Plaza                               Silver Spring, MD     2000          1970              91,000
Courthouse Square                         Alexandria, VA        2000          1979             113,000
One Central Plaza                         Rockville, MD         2001          1974             274,000
                                                                                             ---------
      Subtotal                                                                               3,262,000
                                                                                             =========
Retail Centers
--------------
Concord Centre                            Springfield, VA       1973          1960              76,000
Bradlee                                   Alexandria, VA        1984          1955             168,000
Chevy Chase Metro Plaza                   Washington, DC        1985          1975              51,000
Takoma Park                               Takoma Park, MD       1963          1962              59,000
Westminster                               Westminster, MD       1972          1969             165,000
Wheaton Park                              Wheaton, MD           1977          1967              71,000
Montgomery Village Center                 Gaithersburg, MD      1992          1969             196,000
Shoppes of Foxchase                       Alexandria, VA        1994          1960             128,000
Frederick County Square                   Frederick, MD         1995          1973             233,000
800 S. Washington Street                  Alexandria, VA        1998       1955/1959            51,000
                                                                                             ---------
      Subtotal                                                                               1,198,000
                                                                                             =========

Multifamily Buildings / # units
-------------------------------
Country Club Towers / 227                 Arlington, VA         1969          1965             157,000
Munson Hill Towers / 279                  Falls Church, VA      1970          1963             258,000
Park Adams / 200                          Arlington, VA         1969          1959             158,000
Roosevelt Towers / 190                    Falls Church, VA      1965          1964             156,000
3801 Connecticut Avenue / 307             Washington, DC        1963          1951             166,000
The Ashby at McLean / 250                 McLean, VA            1996          1982             349,000
Walker House Apartments / 196             Gaithersburg, MD      1996          1971             148,000
Bethesda Hills Apartments / 194           Bethesda, MD          1997          1986             226,000
Avondale / 236                            Laurel, MD            1999          1987             162,000
                                                                                             ---------
      Subtotal (2,079 units)                                                                 1,780,000
                                                                                             =========


/1/ A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

*    Multifamily buildings are presented in gross square feet.

                     Washington Real Estate Investment Trust
                         Schedule of Properties (Cont.)
                                 March 31, 2002

                                                                YEAR          YEAR         NET RENTABLE*
              PROPERTIES                      LOCATION        ACQUIRED     CONSTRUCTED      SQUARE FEET
----------------------------------------- -----------------   --------     -----------     -------------
Industrial Distribution / Flex Properties
-----------------------------------------
Pepsi-Cola Distribution Center            Forestville, MD       1987          1971              69,000
Fullerton Business Center                 Springfield, VA       1985          1980             103,000
Charleston Business Center                Rockville, MD         1993          1973              85,000
Tech 100 Industrial Park                  Elkridge, MD          1995          1990             167,000
Crossroads Distribution Center            Elkridge, MD          1995          1987              85,000
The Alban Business Center                 Springfield, VA       1996       1981/1982            87,000
The Earhart Building                      Chantilly, VA         1996          1987              92,000
Ammendale Technology Park I               Beltsville, MD        1997          1985             167,000
Ammendale Technology Park II              Beltsville, MD        1997          1986             108,000
Pickett Industrial Park                   Alexandria, VA        1997          1973             246,000
Northern Virginia Industrial Park         Lorton, VA            1998       1968/1991           790,000
8900 Telegraph Road                       Lorton, VA            1998          1985              32,000
Dulles South IV                           Chantilly, VA         1999          1988              83,000
Sully Square                              Chantilly, VA         1999          1986              95,000
Amvax                                     Beltsville, MD        1999          1986              31,000
Sullyfield Center                         Chantilly, VA         2001          1985             248,000
                                                                                             ---------
      Subtotal                                                                               2,488,000
                                                                                             =========

      TOTAL                                                                                  8,728,000
                                                                                             =========

                     Washington Real Estate Investment Trust
                           Commercial Leasing Summary
                        Three months ended March 31, 2002

================================================================================


                                                      1st Quarter 2002
                                          ------------------------------------
 Gross Leasing Square Footage
   Office Buildings                                       145,383
   Retail Centers                                          13,721
   Industrial Centers                                      32,874
                                          ------------------------------------
       Total                                              191,978
                                          ====================================
 Weighted Average Term (yrs)
   Office Buildings                                         3.9
   Retail Centers                                           6.9
   Industrial Centers                                       3.1
                                          ------------------------------------
       Total                                                4.0
                                          ====================================


 Rental Rate Increases:                          GAAP                   CASH
                                          ------------------------------------
   Rate on expiring leases
     Office Buildings                       $    22.15                $ 22.44
     Retail Centers                         $    18.35                $ 18.38
     Industrial Centers                     $     6.45                $  6.41
                                          ------------------------------------
       Total                                $    19.19                $ 19.41
                                          ------------------------------------

   Rate on new and renewal leases
     Office Buildings                       $    24.65                $ 23.48
     Retail Centers                         $    23.97                $ 21.80
     Industrial Centers                     $     7.98                $  7.74
                                          ------------------------------------
       Total                                $    21.74                $ 20.66
                                          ------------------------------------

 Percentage Increase
   Office Buildings                             11.29%                  4.63%
   Retail Centers                               30.63%                 18.61%
   Industrial Centers                           23.72%                 20.75%
                                          ------------------------------------

                                          ------------------------------------
       Total Percentage Increase                13.29%                  6.44%
                                          ------------------------------------


                                          Total Dollars            Square Foot
                                          ------------------------------------
   Tenant Improvements and Leasing Costs
   Office Buildings                         $1,267,260                $  8.72
   Retail Centers                           $   90,861                $  6.62
   Industrial Centers                       $   65,029                $  1.98
                                          ------------------------------------
       Total                                $1,423,150                $  7.41
                                          ------------------------------------

                    Washington Real Estate Investment Trust
                 10 Largest Tenants - Based on Annualized Rent
                                 March 31, 2002
===============================================================================


                                                         Weighted      Percentage                         Percentage
                                                         Average      of Aggregate                       of Aggregate
                                                        Remaining      Portfolio          Aggregate        Occupied
                                        Number of       Lease Term     Annualized          Rentable         Square
               Tenant                   Buildings       in Months         Rent           Square Feet         Feet
               ------                   ---------       ---------         ----           -----------         ----
SunTrust Bank                                4              35            2.64%            104,291            1.64%
Sun Microsystems, Inc.                       1              57            2.61%            110,184            1.73%
Xerox Corporation                            1              29            2.60%             90,994            1.43%
OAO Corporation                              1              22            2.20%            109,794            1.72%
General Services Administration              6              27            1.95%            229,999            3.61%
Lockheed Corporation                         1               6            1.46%             65,688            1.03%
INOVA Health Systems                         2              87            1.45%             53,196            0.84%
United Communications Group                  1              74            1.39%             60,087            0.94%
Sunrise Assisted Living                      1             112            1.22%             48,775            0.77%
TRW, Inc.                                    3              30            1.13%             68,224            1.07%
                                                                         ------            -------           ------
       Total/Weighted Average                                            15.72%            941,232           12.87%
                                                                         ======            =======           ======



                     Washington Real Estate Investment Trust
                               Lease Expirations
                                 March 31, 2002
================================================================================

                                                      Percent of                    Average      Percent of
                            Number of    Rentable      Rentable     Annualized      Rental       Annualized
          Year               Leases    Square Feet    Square Feet     Rent *         Rate          Rent *
          ----               ------    -----------    -----------     ------         ----          ------
Office:

          2002                  101       407,898       14.1%     $  9,971,429      $24.45          12.6%
          2003                  151       563,406       19.4%       13,713,574       24.34          17.4%
          2004                  105       653,688       22.5%       17,275,076       26.43          21.9%
          2005                   88       288,413        9.9%        8,047,554       27.90          10.2%
          2006                   73       452,172       15.6%       13,303,662       29.42          16.9%
  2007 and thereafter            93       536,592       18.5%       16,541,682       30.83          21.0%
                              ------    ---------      ------     ------------      ------         ------
                                611     2,902,169      100.0%     $ 78,852,977      $27.17         100.0%
                              ======    =========      ======     ============      ======         ======

Retail:

          2002                   27        86,397        8.2%     $  1,296,057      $15.00           7.3%
          2003                   41       238,724       22.8%        2,443,434       10.24          13.8%
          2004                   37       153,278       14.6%        2,140,852       13.97          12.1%
          2005                   33       193,339       18.4%        3,388,612       17.53          19.1%
          2006                   28        84,310        8.0%        1,849,446       21.94          10.4%
  2007 and thereafter            57       292,402       27.9%        6,608,251       22.60          37.3%
                              ------    ---------      ------     ------------      ------         ------
                                223     1,048,450      100.0%     $ 17,726,650      $16.91         100.0%
                              ======    =========      ======     ============      ======         ======

Industrial:

          2002                   56       432,920       18.4%     $  3,060,509       $7.07          16.1%
          2003                   40       482,199       20.5%        3,758,021        7.79          19.7%
          2004                   41       414,776       17.6%        3,040,340        7.33          15.9%
          2005                   29       395,259       16.8%        2,801,948        7.09          14.7%
          2006                   25       327,006       13.9%        3,387,416       10.36          17.8%
  2007 and thereafter            18       302,564       12.8%        3,014,170        9.96          15.8%
                              ------    ---------      ------     ------------      ------         ------
                                209     2,354,724      100.0%     $ 19,062,403       $8.10         100.0%
                              ======    =========      ======     ============      ======         ======

Total:

          2002                  184       927,215       14.7%     $ 14,327,995      $15.45          12.4%
          2003                  232     1,284,329       20.4%       19,915,029       15.51          17.2%
          2004                  183     1,221,742       19.4%       22,456,268       18.38          19.4%
          2005                  150       877,011       13.9%       14,238,113       16.23          12.3%
          2006                  126       863,488       13.7%       18,540,523       21.47          16.0%
  2007 and thereafter           168     1,131,558       17.9%       26,164,102       23.12          22.6%
                              ------    ---------      ------     ------------      ------         ------
                              1,043     6,305,343      100.0%     $115,642,030      $18.34         100.0%
                              ======    =========      ======     ============      ======         ======


* Annualized Rent is as of March 31, 2002 rental revenue (cash basis) multiplied by 12.

                     Washington Real Estate Investment Trust
                               Acquisition Summary
                                 March 31, 2002
                             (Dollars in thousands)


================================================================================

                                                                                                March 31,
                                                              Occupied         Occupancy          2002
                               Acquisition       Square      Sq. Ft. at      Percentage at     Occupancy
                                   Date           Feet       Acquisition      Acquisition      Percentage     Investment
                               ------------      -------     ------------    -------------     ----------     ----------

 NONE






                               Disposition Summary
                                 March 31, 2002
                             (Dollars in thousands)
================================================================================



                               Disposition           Square          Gross Sales            Cash
                                   Date               Feet             Proceeds           Proceeds
                               ------------         --------         -----------          --------
1501 South Capitol Street       2/28/2002           145,000             $6,200             $5,800

